Tektronix, Inc.
Corporate Headquarters
6600 S.W. Parkway
P.O. Box 1000
Wilsonville, Oregon 97070- 1000
503 682 - 3411


                      COLOR PRINTING & IMAGING DIVISION

                      U.S. VALUE ADDED DEALER AGREEMENT

                        PREMIER RESELLER SUPPLEMENT A

Reseller: CADAPULT GRAPHIC SYSTEMS INC         Agreement No. D3803
          110 COMMERCE DR            Supplement Effective Date: July 29, 1996
          ALLENDALE, NJ 07401-1600
          Attn: MICHAEL W. LEVIN

The following terms and conditions are a part of the Agreement identified above between Tektronix Inc. ("Tektronix") and Reseller.

1. TERM OF SUPPLEMENT. This Supplement is effective as of the date shown above. A new Supplement shall be issued when deemed appropriate by Tektronix and shall supercede this Supplement upon issuance.

2. PRODUCTS , DISCOUNTS. The Products available for Resale under the Agreement and the associated discounts are as specified below:

PRODUCT(S) AND RELATED OPTIONS, SERVICE INSTALLATION/            RESALE
EXTENDED WARRANTY, AND SOFTWARE,                                DISCOUNT
(as stated in the current U.S. Reseller Price List)

Phaser(r) 550 Color Laser Printer (Z550)                           21%
Phaser 480X Dye Sublimation Color Printer (Z480X)                  21%
 (Special Authorization Required)
Phaser 440 Dye Sublimation Color Printer (4685),                   21%
Phaser 340 Color Printer with Extended Features (Z340/PA, Z340/PB) 21%
Phaser 300i Phase-Change Color Printer (4699PXi),                  21%
Phaser 240 Thermal Transfer Color Printer (Z240)                   21%
Phaser Copy Station (4540)                                         21%

Phaser 340 Color Printer (Z340)                                    16%
Phaser 340 Color Ink Jet Printer (4686)                            16%



3. SUPPLIES / ACCESSORIES. Reseller must sell, market and promote Tektronix supplies for use with Tektronix printers to ensure customer satisfaction and quality output. Discount for Supplies / Accessories listed in the current U.S. Reseller Price List is specified below.

Supplies / Accessories                          20%

4. DEMONSTRATION PRODUCT PROGRAM. Reseller must purchase and maintain one demonstration printer every six months. Discounts available and program terms and conditions for the purchase of demonstration printers are as stated in the current U.S. Reseller Price List. Certain restrictions on the quantity and frequency of purchase may apply.

5. MINIMUM VOLUME EXPECTATION. In order to qualify for the discounts shown in this Supplement Reseller is expected to purchase a minimum net purchase volume per annum of $100,000 of Products from section 2.

6. WARRANTIES. The Products listed on the current Supplement to Reseller's Agreement are warranted in accordance with the applicable warranty statement in Attachment 1.




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Tektronix, Inc.
Corporate Headquarters
26600 S.W. Parkway
P.O. Box 1000
Wilsonville, Oregon 97070- 1000
503 682 - 3411


                                  TEKTRONIX
                       U.S. RESELLER (DEALER) AGREEMENT
                                1996 AMENDMENT


Reseller: CADAPULT GRAPHIC SYSTEMS              Agreement No. D3803
          110 COMMERCE DR
          ALLENDALE, NJ 07401-1600              Effective Date: July 29, 1996

            Attn: MICHAEL W. LEVIN


The following are changes to The Reseller's (Dealer) Agreement:

1. DELETE THE BODY OF THE "DELIVERY" SECTION OF THE AGREEMENT IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

Shipping and delivery shall be in accordance with the Tektronix Shipping & Delivery Program in effect at the time of acceptance of Reseller's order by Tektronix.

2. DELETE THE BODY OF THE "PAYMENTS" SECTION OF THE AGREEMENT IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

Tektronix shall submit an invoice to Reseller for each shipment at the time of shipment. Reseller shall pay the amount invoiced in a timely manner, in accordance with the current Tektronix Credit Program. Reseller may select and become approved for alternative payment programs available by Tektronix. Payments received outside of the payment period will be subject to a late fee, in accordance with the current Tektronix Credit Program.

All other provisions remain unchanged and in full force and effect.


CADAPULT GRAPHIC SYSTEMS INC


By:_______________________________________________________
Authorized Representative


Name:_____________________________________________________
Type or Print


Title:______________________________________________________


Date:______________________________________________________



TEKTRONIX, INC.


By:  /s/ Carol I. Weitzel
   ------------------------------------------------------
Authorized Representative

Name:  Carol I. Weitzel
     ----------------------------------------------------
Type or Print


Title: CPID Contractor Administrator
      ---------------------------------------------------

Date:  June 27, 1996
     ----------------------------------------------------